UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2011

EMERGING MEDIA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-52408 (Commission File Number)	13-1026995 (IRS Employer Identification No.)	Nevada (State or Other Jurisdiction of Incorporation)

121 South Orange Ave., Suite 1500, Orlando, Florida	32801
(Address of Principal Executive Offices)	(Zip Code)

(011) 373 23-79-79
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2011, the Company’s Board of Directors approved the election of Teodor Cepoi Gheorghe as a member of the Company’s Board of Directors to fill an existing vacancy.

Teodor Cepoi Gheorghe

Mr. Teodor Cepoi Gheorghe, age 54, is a 1986 graduate of the National Institution of Physical Education and Sport, Livov, Ukraine. From 2002 to 2007, Mr. Cepoi held a director position at Chisinau International College, Chisinau, Moldova, and was a lecturer in criminology at the Criminology University, Chisinau, Moldova, from 2001 to 2002. Prior thereto from 1988 to 2000, he was an international soccer referee, with FIFA and UEFA status. From 1988 to 1991, he refereed soccer in the Russian Federation; from 1990 to 2007, he was a referee for the Moldova National Division; and from 1995 to 2000, he refereed for FIFA and UEFA matches. We believe that Mr. Cepoi will contribute to the Company valuable business experience and numerous contacts in Moldova and the surrounding areas.

Item 5.03.         Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Amendment of our Articles of Incorporation to Increase our Authorized Common Stock and to Effect a 1-for-10 Reverse Split of our Outstanding Common Stock.

Our board of directors on June 21, 2011 unanimously approved amendments to our Articles of Incorporation (1) to increase the authorized number of shares of common stock from 100,000,000 shares, par value $.001 per share, to 200,000,000 shares, par value $.001 per share, and (2) to effect a 1-for-10 reverse split of our outstanding common stock. On the same date we received the written consent from shareholders of our company holding a majority (55%) of the outstanding shares of our common stock approving these amendments. We filed the amendments with the Secretary of State of Nevada on September 12, 2011, after mailing a Definitive Information Statement to our stockholders and the amendments were effective September 12, 2011, subject to the approval for trading purposes by FINRA of the reverse split.

The 1:10 reverse split was approved by FINRA and was effective for trading purposes on October 12, 2011.

Item 9.01          Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

3.1a	Certificate of Amendment to Articles of Incorporation, filed effective September 12, 2011, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING MEDIA HOLDINGS, INC.

By:	/s/ Iurie Bordian
Name:	Iurie Bordian
Title:	Chief Executive Officer

Date: October 20, 2011